UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2006

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19410	22-2536587
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

84 Waterford Drive Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)

On August 9, 2006, the management of Sepracor Inc. and its audit committee concluded that Sepracor’s financial statements for the quarters ended March 31, June 30 and September 30, 2005, the quarter ended March 31, 2006 and the fiscal years ended December 31, 2005, 2004 and 2003, as well as all earnings releases and Forms 8-K filed pursuant to Item 2.02 relating to periods after January 1, 2003, should no longer be relied upon. Sepracor’s management and audit committee have discussed the matters disclosed in this filing with PricewaterhouseCoopers LLP, Sepracor’s independent registered accounting firm.

Sepracor issued a press release on August 10, 2006, a copy of which is attached as Exhibit 99.9 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)             Exhibits

99.1     Press Release dated August 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: August 10, 2006	By:	/s/ Timothy J. Barberich
Timothy J. Barberich
Chief Executive Officer